INVENTORIES	12 Months Ended
Dec. 31, 2024
Classes of current inventories [abstract]
INVENTORIES [Text Block]

12.  INVENTORIES

Inventories consist primarily of materials and supplies and products of the Company's operations, in varying stages of the production process, and are presented at the lower of weighted average cost or net realizable value.

	December 31, 2024	December 31, 2023
Finished goods - doré	$5,036	$3,529
Work-in-process	4,162	7,542
Stockpile	6,580	5,055
Silver coins and bullion	8,613	8,360
Materials and supplies	38,133	39,204
	$62,524	$63,690

The amount of inventories recognized as an expense during the period is equivalent to the total of cost of sales plus depletion, depreciation and amortization for the period. As at December 31, 2024, no write down was included in mineral inventories, which consist of stockpile, work-in-process and finished goods (2023 - $0.7 million which was recognized in cost of sales - Note 6).